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                                                                     Rule 497(e)
                                                                       333-62662


                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                         THE AMERICAN SEPARATE ACCOUNT 5

                         SUPPLEMENT DATED MARCH 1, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2003



         Effective January 13, 2004, the subaccount investing in the Navellier Variable Insurance Series Fund, Inc. Growth Portfolio ("Portfolio"), an investment option under The American Life Insurance Company of New York variable annuity contract, was closed to new monies. The American Life Insurance Company of New York ("Company") has been informed that the Board of Directors of the Portfolio intend to liquidate it in May 2004.

         Beginning January 13, 2004, the subaccount investing in the Portfolio no longer accepted new premiums, transfers from other subaccounts or the fixed account, including dollar cost averaging transfers, automatic portfolio rebalancing, and asset allocations. Monies already allocated to the subaccount investing in the Portfolio will remain in the subaccount until the Company receives contrary instructions from the owner ("you").

         In addition, the Portfolio was deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals, and we reassigned the percentages previously assigned to the Portfolio on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your allocations differently, please call the Administrative Office at 800-853-1969.

         On or about May 26, 2004 (the "Substitution Date"), the Company will purchase shares of the PIMCO VIT Money Market Portfolio - Administrative Class ("Money Market Portfolio") with the proceeds it receives from the liquidation of the Portfolio. To the extent required by law, approvals of this substitution are being obtained from state regulators in applicable jurisdictions.

         The investment objective and policies of the Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

         The Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest category for short-term obligations. The Money Market Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest category for short-term obligations. The Money Market Portfolio may only invest in U.S. dollar-denominated

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         securities that mature in 397 days or fewer from the date of purchase.
         The dollar-weighted average portfolio maturity of the portfolio may not exceed 90 days. The Money Market Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

         From the date of this Supplement to the Substitution Date, each Contract owner is permitted to make one transfer of all amounts in the subaccount invested in the Portfolio to one, or several, of the other subaccounts available in your Contract. This transfer will not count as a transfer for purposes of assessing a transfer fee or limiting the numbers of transfers permitted under your Contract. Also, the Company will not exercise any rights reserved under your Contract to impose additional restrictions on transfers until at least 30 days after the Substitution Date. You will be sent a confirmation statement of any voluntary transfer.

         If you have not transferred out of the Portfolio by the Substitution Date, the Company will automatically invest any monies the Company receives upon the liquidation of the Portfolio into the subaccount investing in the Money Market Portfolio.

         After the Substitution Date, if you have not voluntarily transferred out of the Portfolio, you will be sent a written confirmation statement and notice informing you that the substitution into the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio. However, if you choose to make a transfer, you will have 30 days from the Substitution Date to transfer all monies that were automatically transferred into the Money Market Portfolio, into one, or several, of the other portfolios available in your Contract without that transfer counting as a "free" transfer as defined in your Contract. Also, during those 30 days, the Company will not exercise any rights reserved under your Contract to impose additional transfer restrictions.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2003 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.